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                                                                   EXHIBIT 10.18

                            STOCK PURCHASE AGREEMENT

                                     BETWEEN

                        TSI COMMUNICATION HOLDINGS, INC.

                                       AND

                         TSI COMMUNICATION HOLDINGS, LLC

                          DATED AS OF FEBRUARY 14, 2002

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                                TABLE OF CONTENTS

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
Section 1. Authorization and Closing.....................................................1
         1A.      AUTHORIZATION OF THE STOCK.............................................1
         1B.      PURCHASE AND SALE OF THE STOCK.........................................1
         1C.      THE INITIAL CLOSING....................................................1

Section 2. CONDITIONS OF THE PURCHASER'S OBLIGATION AT THE CLOSING.......................1
         2A.      REPRESENTATIONS AND WARRANTIES; COVENANTS..............................2
         2B.      CERTIFICATE OF INCORPORATION...........................................2
         2C.      BYLAWS.................................................................2
         2D.      ACQUISITION AGREEMENT..................................................2
         2E.      CLOSING DOCUMENTS......................................................2
         2F.      FEES AND EXPENSES......................................................2
         2G.      COMPLIANCE WITH APPLICABLE LAWS........................................2
         2H.      WAIVER.................................................................3

Section 3. COVENANTS.....................................................................3
         3A.      FINANCIAL STATEMENTS AND OTHER INFORMATION.............................3
         3B.      INSPECTION OF PROPERTY.................................................4
         3C.      RESTRICTIONS...........................................................5
         3D.      AMENDMENT OF OTHER AGREEMENTS..........................................6
         3E.      UNRELATED BUSINESS TAXABLE INCOME......................................6
         3F.      HART-SCOTT-RODINO COMPLIANCE...........................................6

Section 4. TRANSFER OF RESTRICTED SECURITIES.............................................6

Section 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.................................7
         5A.      ORGANIZATION AND CORPORATE POWER.......................................7
         5B.      CAPITAL STOCK AND RELATED MATTERS......................................8
         5C.      SUBSIDIARIES; INVESTMENTS..............................................8
         5D.      AUTHORIZATION; NO BREACH...............................................8
         5E.      CONDUCT OF BUSINESS; LIABILITIES.......................................9
         5F.      LITIGATION, ETC........................................................9
         5G.      BROKERAGE..............................................................9
         5H.      GOVERNMENTAL CONSENT, ETC..............................................9
         5I.      DISCLOSURE.............................................................9
         5J.      CLOSING DATE..........................................................10

Section 6. DEFINITIONS..................................................................10

Section 7. MISCELLANEOUS................................................................12
         7A.      EXPENSES..............................................................12
         7B.      REMEDIES..............................................................12
         7C.      PURCHASER'S INVESTMENT REPRESENTATIONS................................12
         7D.      CONSENT TO AMENDMENTS.................................................13
         7E.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES............................13

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
         7F.      SUCCESSORS AND ASSIGNS................................................13
         7G.      GENERALLY ACCEPTED ACCOUNTING PRINCIPLES..............................13
         7H.      SEVERABILITY..........................................................14
         7I.      COUNTERPARTS..........................................................14
         7J.      ENTIRE AGREEMENT......................................................14
         7K.      DESCRIPTIVE HEADINGS; INTERPRETATION..................................14
         7L.      GOVERNING LAW.........................................................14
         7M.      NOTICES...............................................................14

                                       ii
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                                LIST OF EXHIBITS

Exhibit A......................Amended and Restated Certificate of Incorporation

Exhibit B.................................................................Bylaws

                                       iii
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                            STOCK PURCHASE AGREEMENT

          This STOCK PURCHASE AGREEMENT (this "AGREEMENT") is made as of February 14, 2002, between TSI Telecommunication Holdings, Inc., a Delaware corporation (the "COMPANY"), and TSI Telecommunication Holdings, LLC, a Delaware limited liability company (the "PURCHASER"). Except as otherwise indicated herein, capitalized terms used herein are defined in SECTION 6 hereof.

The parties hereto agree as follows:

          Section 1. Authorization and Closing.AUTHORIZATION OF THE STOCK. The Company shall authorize the issuance and sale to the Purchaser of 300,000 shares of its Class A Cumulative Redeemable Preferred Stock, par value $0.01 per share (the "PREFERRED STOCK"), and 101,000,000 shares of its Common Stock, par value $0.001 per share (the "COMMON STOCK"), each having the rights and preferences set forth in EXHIBIT A attached hereto. The Preferred Stock and the Common Stock are collectively referred to herein as the "STOCK".

          1B.    PURCHASE AND SALE OF THE STOCK.

          (i) INITIAL CLOSING. At the Initial Closing (as defined in SECTION 1C below), the Company shall sell to the Purchaser and, subject to the terms and conditions set forth herein, the Purchaser shall purchase from the Company, 99,000,000 shares of Class A Common Stock at a price of $0.13 per share and 240,479.70 shares of Preferred Stock at a price of $1,000 per share.

          (ii) SUBSEQUENT CLOSINGS. Upon the written request of the Board and with the prior written approval of the Majority Member, the Purchaser may purchase from time to time after the Initial Closing, additional shares of Common Stock and Preferred Stock (each such purchase, a "SUBSEQUENT CLOSING"). At each Subsequent Closing, the Purchaser shall have the right to purchase Common Stock and Preferred Stock in the same proportion as in the Initial Closing, and at the same price per share as at the Initial Closing (as adjusted for stock splits, stock dividends, or other recapitalization transaction).

          1C.    THE INITIAL CLOSING. The closing of the purchase and sale of the Stock to be purchased pursuant to SECTION 1B(i) (the "INITIAL CLOSING") shall take place at the offices of Kirkland & Ellis, Citigroup Center, 153 East 53rd Street, New York, New York 10022 at 10:00 a.m. on February 14, 2002, or at such other place or on such other date as may be mutually agreeable to the Company and the Purchaser. At the Closing, the Company shall deliver to the Purchaser certificates evidencing the Stock to be purchased by the Purchaser, registered in the Purchaser's name, upon payment of the purchase price thereof by a cashier's or certified check, or by wire transfer of immediately available funds to such account as designated by the Company.

          Section 2. CONDITIONS OF THE PURCHASER'S OBLIGATION AT THE CLOSING. The obligation of the Purchaser to purchase and pay for the Stock to be purchased by it at the Closing is subject to the satisfaction as of the Closing of the following conditions:

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          2A.    REPRESENTATIONS AND WARRANTIES; COVENANTS. The representations and warranties contained in SECTION 5 hereof shall be true and correct at and as of the Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein, and the Company shall have performed in all material respects all of the covenants required to be performed by it hereunder prior to the Closing.

          2B.    CERTIFICATE OF INCORPORATION. The Company's amended and
restated certificate of incorporation (the "CERTIFICATE OF INCORPORATION") shall include the provisions set forth in EXHIBIT A hereto, shall be in full force and effect under the laws of Delaware as of the Closing and shall not have been amended or modified.

          2C.    BYLAWS. The Company's bylaws shall include the provisions set forth in EXHIBIT B hereto (the "BYLAWS"), shall be in full force and effect under the laws of Delaware as of the Closing and shall not have been amended or modified.

          2D.    ACQUISITION AGREEMENT. The Acquisition Agreement shall be in form and substance satisfactory to Purchaser, shall be in full force and effect as of the Closing and shall not have been amended or modified. The conditions in
Article VII of the Acquisition Agreement shall have been satisfied in full (without reliance on any waiver by the Company), and the acquisition contemplated by the Acquisition Agreement shall have been consummated simultaneously with the Closing hereunder in accordance with the terms of the Acquisition Agreement.

          2E.    CLOSING DOCUMENTS. The Company shall have delivered to the
Purchaser all of the following documents:

          (i) an Officer's Certificate, dated the date of the Closing, stating that the conditions specified in SECTION 1 and SECTIONS 2A through 2D, inclusive, have been fully satisfied;

          (ii) certified copies of the resolutions duly adopted by the Board authorizing the execution, delivery and performance of this Agreement and each of the other agreements contemplated hereby, the issuance and sale of the Stock and the consummation of all other transactions contemplated by this Agreement; and

          (iii) certified copies of the Certificate of Incorporation and the Bylaws, each as in effect at the Closing.

          2F.    FEES AND EXPENSES. The Company shall have reimbursed the
Purchaser for its out-of-pocket fees and expenses as provided in SECTION 7A hereof.

          2G.    COMPLIANCE WITH APPLICABLE LAWS. The purchase of Stock by the
Purchaser hereunder shall not be prohibited by any applicable law or governmental regulation, shall not subject the Purchaser to any penalty, liability or, in Purchaser's sole judgment, other onerous conditions under or pursuant to any applicable law or governmental regulation, and shall be permitted by laws and regulations of the jurisdictions to which the Purchaser is subject.

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          2H.    WAIVER. Any condition specified in this SECTION 2 may be waived only if such waiver is set forth in a writing executed by the Purchaser.

          Section 3. COVENANTS.

          3A.    FINANCIAL STATEMENTS AND OTHER INFORMATION. The Company shall deliver the following to the Purchaser and to the Majority Member (so long as the Purchaser holds any Stock):

          (i) as soon as available but in any event within 30 days after the end of each monthly accounting period in each fiscal year, unaudited consolidating and consolidated statements of income and cash flows of the Company and its Subsidiaries for such monthly period and for the period from the beginning of the fiscal year to the end of such month, and consolidating and consolidated balance sheets of the Company and its Subsidiaries as of the end of such monthly period, all prepared in accordance with generally accepted accounting principles, consistently applied, subject to the absence of footnote disclosures and to normal year-end adjustments;

          (ii) accompanying the financial statements referred to in (i) above, an Officer's Certificate stating that neither the Company nor any of its Subsidiaries is in default under any of its material agreements or, if any such default exists, specifying the nature and period of existence thereof and what actions the Company and its Subsidiaries have taken and propose to take with respect thereto;

          (iii) within 90 days after the end of each fiscal year, consolidating and consolidated statements of income and cash flows of the Company and its Subsidiaries for such fiscal year, and consolidating and consolidated balance sheets of the Company and its Subsidiaries as of the end of such fiscal year, setting forth in each case comparisons to the annual budget and to the preceding fiscal year, all prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by
     (a) with respect to the consolidated portions of such statements (except with respect to budget data), an opinion containing no exceptions or qualifications (except for qualifications regarding specified contingent liabilities) of an independent accounting firm of recognized national standing acceptable to the Majority Member, and (b) a copy of such firm's annual management letter to the Board;

          (iv) promptly upon receipt thereof, any additional reports, management letters or other detailed information concerning significant aspects of the Company's operations or financial affairs given to the Company by its independent accountants (and not otherwise contained in other materials provided hereunder);

          (v) at least 30 days prior to the beginning of each fiscal year, an annual budget prepared on a monthly basis for the Company and its Subsidiaries for such fiscal year (displaying anticipated statements of income and cash flows), and promptly upon preparation thereof any other significant budgets prepared by the Company and any revisions of such annual or other budgets, and within 30 days after any monthly period in which there is a material adverse deviation from the annual budget, an Officer's

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     Certificate explaining the deviation and what actions the Company has taken and proposes to take with respect thereto;

          (vi) promptly (but in any event within 5 business days) after the discovery or receipt of notice of any default under any material agreement to which it or any of its Subsidiaries is a party or any other event or circumstance affecting the Company or any Subsidiary which is reasonably likely to have a material adverse effect on the financial condition, operating results, assets, operations or business prospects of the Company or any Subsidiary (including the filing of any material litigation against the Company or any Subsidiary or the existence of any material dispute with any Person which involves a reasonable likelihood of such litigation being commenced), an Officer's Certificate specifying the nature and period of existence thereof and what actions the Company and its Subsidiaries have taken and propose to take with respect thereto;

          (vii) with reasonable promptness, such other information and financial data concerning the Company and its Subsidiaries as any Person entitled to receive information under this SECTION 3A may reasonably request; and

          (viii) within 10 days after transmission thereof, copies of all financial statements, proxy statements, reports and any other general written communications which the Company sends to its stockholders, and copies of all registration statements and all regular, special or periodic reports which it files, or any of its officers or directors file with respect to the Company, with the Securities and Exchange Commission or with any securities exchange on which any of its securities are then listed, and copies of all press releases and other statements made available generally by the Company to the public concerning material developments in the Company's and its Subsidiaries' businesses.

Each of the financial statements referred to in subsections (i) and (iii) shall be true and correct in all material respects as of the dates and for the periods stated therein, subject in the case of the unaudited financial statements to changes resulting from normal year-end audit adjustments (none of which would, alone or in the aggregate, be materially adverse to the financial condition, operating results, assets, operations or business prospects of the Company and its Subsidiaries taken as a whole).

          3B.    INSPECTION OF PROPERTY. The Company shall permit any
representatives designated by Purchaser or the Majority Member (so long as such Purchaser holds any Stock), upon reasonable notice and during normal business hours and such other times as any such holder may reasonably request, to (i) visit and inspect any of the properties of the Company and its Subsidiaries,
(ii) examine the corporate and financial records of the Company and its Subsidiaries and make copies thereof or extracts therefrom and (iii) discuss the affairs, finances and accounts of any such corporations with the directors, officers, key employees and independent accountants of the Company and its Subsidiaries; PROVIDED THAT the Company shall have the right to have its chief financial officer present at any meetings with the Company's independent accountants.

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          3C.    RESTRICTIONS. The Company shall not, without the prior written consent of the Majority Member:

          (i) except as expressly contemplated by this Agreement, authorize, issue, sell or enter into any agreement providing for the issuance (contingent or otherwise), or permit any Subsidiary to authorize, issue, sell or enter into any agreement providing for the issuance (contingent or otherwise) of, (a) any notes or debt securities containing equity features (including any notes or debt securities convertible into or exchangeable for equity securities, issued in connection with the issuance of equity securities or containing profit participation features) or (b) any equity securities (or any securities convertible into or exchangeable for any equity securities) or rights to acquire any equity securities, other than
     (X) the issuance of equity securities by a Subsidiary to the Company or another Subsidiary or (Y) the issuance of options and common stock by the Company pursuant to a stock option plan approved by the Majority Member;

          (ii) merge or consolidate with any Person or permit any Subsidiary to merge or consolidate with any Person (other than a wholly owned Subsidiary);

          (iii) sell, lease or otherwise dispose of, or permit any Subsidiary to sell, lease or otherwise dispose of, more than 5% of the consolidated assets of the Company and its Subsidiaries (computed on the basis of book value, determined in accordance with generally accepted accounting principles consistently applied, or fair market value, determined by the Board in its reasonable good faith judgment) in any transaction or series of related transactions (other than sales of inventory in the ordinary course of business);

          (iv) liquidate, dissolve or effect a recapitalization or reorganization in any form of transaction (including any reorganization into a limited liability company, a partnership or any other non-corporate entity which is treated as a partnership for federal income tax purposes);

          (v) acquire, or permit any Subsidiary to acquire, any interest in any business (whether by a purchase of assets, purchase of stock, merger or otherwise), or enter into any joint venture;

          (vi) enter into, or permit any Subsidiary to enter into, any transaction with any of its or any Subsidiary's officers, directors, employees or Affiliates or any individual related by blood, marriage or adoption to any such Person (a "RELATIVE") or any entity in which any such Person or individual owns a beneficial interest (a "RELATED ENTITY"), except (X) employment arrangements as approved by the Board and (Y) as otherwise expressly contemplated by this Agreement; or

          (vii) except as expressly contemplated by this Agreement, make any amendment to the Certificate of Incorporation, Bylaws or the other agreements contemplated hereby, or file any resolution of the Board with the Secretary of the State of Delaware, in each case containing any provisions which would increase the number of authorized shares of Stock or adversely affect or otherwise impair the rights or the

                                        5
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     relative preferences and priorities of the holders of the Stock under this
     Agreement, the Certificate of Incorporation, the Bylaws or the other agreements contemplated hereby.

          3D.    AMENDMENT OF OTHER AGREEMENTS. The Company shall not amend, modify or waive, or permit to be amended, modified or waived, any provision of this Agreement, the Acquisition Agreement, the Bank Agreement, the Certificate of Incorporation or any other agreement with key executives of the Company without the prior written consent of the Majority Member.

          3E.    UNRELATED BUSINESS TAXABLE INCOME. The Company shall not engage in any transaction which is reasonably likely to cause the Majority Member or any of its limited partners which are exempt from income taxation under Section 501(a) of the IRC and, if applicable, any pension plan that any such trust may be a part of, to recognize unrelated business taxable income as defined in
Section 512 and Section 514 of the IRC.

          3F.    HART-SCOTT-RODINO COMPLIANCE. In connection with any
transaction in which the Company is involved (a "TRANSACTION") which is required to be reported under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended from time to time (the "HSR ACT"), the Company shall prepare and file all documents with the Federal Trade Commission and the United States Department of Justice which may be required to comply with the HSR Act, and shall promptly furnish all materials thereafter requested by any of the regulatory agencies having jurisdiction over such filings, in connection with a Transaction. The Company shall take all reasonable actions and shall file and use reasonable best efforts to have declared effective or approved all documents and notifications with any governmental or regulatory bodies, as may be necessary or may reasonably be requested under federal antitrust laws for the consummation of the Transaction. Notwithstanding the foregoing, if the Majority Member, rather than the Company, is required to make a filing under the HSR Act in connection with a Transaction, the Company will notify the Majority Member that a filing is necessary. In such instance the Majority Member shall make such filing, and the Company will provide to the Majority Member all necessary information for such filing, will facilitate such filing and will pay all fees associated with such filing.

          Section 4. TRANSFER OF RESTRICTED SECURITIES.

          4A.    Restricted Securities are transferable only pursuant to (i)
public offerings registered under the Securities Act, (ii) Rule 144 of the Securities and Exchange Commission (or any similar rule or rules then in force) if such rule or rules are available and (iii) subject to the conditions specified in SECTION 4B below, any other legally available means of transfer.

          4B.    In connection with the transfer of any Restricted Securities
(other than a transfer described in SECTIONS 4A(i) or (ii) above), the holder thereof shall deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of Kirkland & Ellis or other counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the holder of the Restricted Securities delivers to the Company an opinion of Kirkland & Ellis or such other counsel that no subsequent transfer of such Restricted Securities

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shall require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act legend set forth in SECTION 7C. If the Company is not required to deliver new certificates for such Restricted Securities not bearing such legend, the holder thereof shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this SECTION 4 and
SECTION 7C.

          Section 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. As a material inducement to the Purchaser to enter into this Agreement and purchase the Stock, the Company hereby represents and warrants to the Purchaser that:

          5A.    ORGANIZATION AND CORPORATE POWER. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is qualified to do business in every jurisdiction in which the failure to so qualify might reasonably be expected to have a material adverse effect on the financial condition, operating results, assets, operations or business prospects of the Company and its Subsidiaries taken as a whole. The Company has all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement. The copies of the Company's Certificate of Incorporation and Bylaws which have been furnished to the Purchaser's counsel reflect all amendments made thereto at any time prior to the date of this Agreement and are correct and complete.

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          5B.    CAPITAL STOCK AND RELATED MATTERS.

          (i) As of the Closing and immediately thereafter, the authorized capital stock of the Company shall consist of 101,300,000 shares of Stock, of which 300,000 shares shall be designated as Preferred Stock (240,479.70 of which shall be issued and outstanding and 59,520.30 of which shall be reserved for issuance pursuant to SECTION 1B(ii)), and of which 100,000,000 shares shall be designated as Class A Common Stock (99,000,000 of which shall be issued and outstanding, and 1,000,000 of which shall be reserved for issuances upon the conversion of the Class B Common), and of which 1,000,000 shares shall be designated as Class B Common Stock and which shall be reserved for issuances pursuant to the Option Plan. As of the Closing, the Company shall not have outstanding any stock or securities convertible or exchangeable for any shares of its capital stock or containing any profit participation features, nor shall it have outstanding any rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plans other than pursuant to and as contemplated by this Agreement. As of the Closing, the Company shall not be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any warrants, options or other rights to acquire its capital stock, except pursuant to this Agreement and the Company's Certificate of Incorporation. As of the Closing, all of the outstanding shares of the Company's capital stock shall be validly issued, fully paid and nonassessable.

          (ii) There are no statutory or, to the best of the Company's knowledge, contractual stockholders preemptive rights or rights of refusal with respect to the issuance of the Stock hereunder or the issuance of the Stock pursuant to SECTION 1B, except as expressly contemplated in the Stockholders Agreement or provided herein. Based in part on the investment representations of the Purchaser in SECTION 7C hereof, the Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock, and the offer, sale and issuance of the Stock hereunder and pursuant to SECTION 1B hereof do not and will not require registration under the Securities Act or any applicable state securities laws.

          5C. SUBSIDIARIES; INVESTMENTS. Other than any securities acquired or to be acquired pursuant to the Acquisition Agreement, the Company does not own or hold any shares of stock or any other security or interest in any other Person or any rights to acquire any such security or interest, and the Company has never had any Subsidiary.

          5D.    AUTHORIZATION; NO BREACH. The execution, delivery and
performance of this Agreement, the Acquisition Agreement and all other agreements contemplated hereby to which the Company is a party have been duly authorized by the Company. This Agreement, , the Acquisition Agreement, the Certificate of Incorporation and all other agreements contemplated hereby each constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery by the Company of this Agreement, the Acquisition Agreement and all other agreements contemplated hereby to which the Company is a party, the offering, sale and issuance of the Stock hereunder and pursuant to SECTION 1B and the fulfillment of and compliance with the respective terms hereof and thereof by

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the Company do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, the Certificate of Incorporation or the Bylaws or any law, statute, rule or regulation to which the Company is subject, or any agreement, instrument, order, judgment or decree to which the Company is a party or by which it is bound.

          5E.    CONDUCT OF BUSINESS; LIABILITIES. Other than the negotiation, execution and delivery of this Agreement, the Acquisition Agreement and the other agreements contemplated hereby and thereby, prior to the Closing, the Company has not (i) conducted any business, (ii) incurred any expenses, obligations or liabilities (whether accrued, absolute, contingent, unliquidated or otherwise, whether or not known to the Company and whether due or to become due and regardless of when asserted), (iii) owned any assets, (iv) entered into any contracts or agreements, or (v) violated any laws or governmental rules or regulations.

          5F.    LITIGATION, ETC. Other than those items disclosed in the
schedules to the Acquisition Agreement, there are no actions, suits, proceedings, orders, investigations or claims pending or, to the best of the Company's knowledge, threatened against or affecting the Company (or to the best of the Company's knowledge, pending or threatened against or affecting any of the officers, directors or employees of the Company with respect to their businesses or proposed business activities) at law or in equity, or before or by any governmental department, commission, board, bureau, agency or instrumentality with respect to the transactions contemplated by this Agreement.

          5G.    BROKERAGE. There are no claims for brokerage commissions,
finders, fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon the Company. The Company shall pay, and hold the Purchaser harmless against, any liability, loss or expense (including, without limitation, attorneys, fees and out-of-pocket expenses) arising in connection with any such claim.

          5H.    GOVERNMENTAL CONSENT, ETC. No permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company of this Agreement or the other agreements contemplated hereby, or the consummation by the Company of any other transactions contemplated hereby or thereby.

          5I.    DISCLOSURE. Neither this Agreement nor any of the schedules, attachments, written statements, documents, certificates or other items prepared or supplied to the Purchaser by or on behalf of the Company with respect to the transactions contemplated hereby contain any untrue statement of a material fact or omit a material fact necessary to make each statement contained herein or therein not misleading. There is no fact which the Company has not disclosed to the Purchaser in writing and of which any of its officers, directors or executive employees is aware and which has had or might reasonably be anticipated to have a material

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adverse effect upon the existing or expected financial condition, operating results, assets, customer or supplier relations, employee relations or business prospects of the Company.

          5J. CLOSING DATE. The representations and warranties of the Company contained in this SECTION 5 and elsewhere in this Agreement and all information contained in any exhibit, schedule or attachment hereto or in any writing delivered by, or on behalf of, the Company to the Purchaser shall be true and correct in all material respects on the date of the Closing as though then made, except as affected by the transactions expressly contemplated by this Agreement.

          Section 6. DEFINITIONS. For the purposes of this Agreement, the following terms have the meanings set forth below:

          "ACQUISITION AGREEMENT" means that certain Stock Purchase Agreement dated as of December 7, 2001, between Verizon Information Services Inc. and the Company.

          "AFFILIATE" of any particular person or entity means any other person or entity controlling, controlled by or under common control with such particular person or entity. For purposes of this Agreement, all holdings of Preferred Stock and Common Stock by Persons who are Affiliates of each other shall be aggregated for purposes of meeting any threshold tests under this Agreement.

          "BANK AGREEMENT" means that certain credit agreement dated February 14, 2002 among the Company, Lehman Brothers Inc. (as Administrative Agent) and various lending institutions, as such agreement may be amended, restated, extended, renewed, supplemented, refinanced, replaced or otherwise modified from time to time (including, without limitation, by increasing the amount of available borrowings thereunder or adding any direct or indirect Subsidiaries of the borrowers as additional borrowers or guarantors thereunder) and whether by the same or any other agent, lender or group of lenders.

          "BOARD" means the Board of Directors of the Company.

          "COMMON STOCK" means (i) the Class A Common Stock and Class B Common Stock issued hereunder and (ii) any Common Stock issued or issuable with respect to the Common Stock referred to in clause (i) above by way of stock dividends, stock splits or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares of Investor Common, such shares shall cease to be Investor Common when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar rule then in force).

          "INVESTOR COMMON" shall have the meaning given to such term under the Unit Purchase Agreement.

          "INVESTOR PREFERRED" shall have the meaning given to such term under the Unit Purchase Agreement.

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          "IRC" means the Internal Revenue Code of 1986, as amended, and any reference to any particular IRC Section shall be interpreted to include any revision of or successor to that Section regardless of how numbered or classified.

          "MAJORITY MEMBER" means GTCR Fund VII, L.P., a Delaware limited partnership.

          "OFFICER'S CERTIFICATE" means a certificate signed by the Company's president or its chief financial officer, stating that (i) the officer signing such certificate has made or has caused to be made such investigations as are necessary in order to permit him to verify the accuracy of the information set forth in such certificate and (ii) to the best of such officer's knowledge, such certificate does not misstate any material fact and does not omit to state any fact necessary to make the certificate not misleading.

          "OPTION PLAN" means the employee stock option plan of the Company as approved and adopted by the Board from time to time.

          "PERSON" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "PREFERRED STOCK" means (i) the Preferred Stock issued hereunder and
(ii) any Preferred Stock, issued or issuable with respect to the Preferred Stock referred to in clause (i) above by way of stock dividends, stock splits or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares of Investor Preferred, such shares shall cease to be Investor Preferred when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar rule then in force).

          "STOCK" means the Preferred Stock and the Common Stock.

          "RESTRICTED SECURITIES" means (i) the Stock issued hereunder and pursuant to SECTION 1B hereof and (ii) any securities issued with respect to the securities referred to in clause (i) above by way of a stock dividend, stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) become eligible for sale pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act or (c) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in SECTION 7C have been delivered by the Company in accordance with SECTION 4B. Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in SECTION 7C.

          "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal law then in force.

          "SECURITIES AND EXCHANGE COMMISSION" includes any governmental body or agency succeeding to the functions thereof.

          "SUBSIDIARY" means any corporation of which the securities having a majority of the ordinary voting power in electing the board of directors are, at the time as of which any determination is being made, owned by the Company either directly or through one or more Subsidiaries.

          "UNIT PURCHASE AGREEMENT" means that certain Unit Purchase Agreement dated as of February 14, 2002, by and between the Purchaser, GTCR Fund VII, GTCR Fund VII/A and GTCR Co-Invest.

          Section 7. MISCELLANEOUS.

          7A.    EXPENSES. The Company agrees to pay, and hold the Purchaser and all holders of Stock harmless against liability for the payment of, (i) the reasonable fees and expenses of their counsel arising in connection with the negotiation and execution of this Agreement and the Acquisition Agreement and the consummation of the transactions contemplated by this Agreement and the Acquisition Agreement, (ii) the fees and expenses incurred with respect to any amendments or waivers (whether or not the same become effective) under or in respect of this Agreement, the Acquisition Agreement, the other agreements contemplated hereby and the Certificate of Incorporation, (iii) stamp and other taxes which may be payable in respect of the execution and delivery of this Agreement or the issuance, delivery or acquisition of any shares of Stock purchased hereunder, (iv) the fees and expenses incurred with respect to the interpretation or enforcement of the rights granted under this Agreement and the other agreements contemplated hereby and the Certificate of Incorporation and the Bylaws and (v) such reasonable travel expenses, legal fees and other out-of-pocket fees and expenses as have been or may be incurred by the Purchaser, its Affiliates, its members, its members' Affiliates and their directors, officers and employees in connection with any Company-related financing and in connection with the rendering of any other services by the Purchaser, its members or their Affiliates (including fees and expenses incurred in attending Board or other Company-related meetings).

          7B.    REMEDIES. Each holder of Stock shall have all rights and
remedies set forth in this Agreement and the Certificate of Incorporation and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

          7C.    PURCHASER'S INVESTMENT REPRESENTATIONS. The Purchaser hereby represents (i) that it is acquiring the Restricted Securities purchased hereunder or acquired pursuant hereto for its own account with the present intention of holding such securities for purposes of investment, and that it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws, (ii) that it is an "accredited investor" and a sophisticated investor for purposes of applicable U.S. federal and state securities laws and regulations, (iii) that this Agreement and each of the other agreements contemplated hereby constitutes (or will constitute) the legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, and (iv) that the execution, delivery and performance of this Agreement and such other agreements by the Purchaser does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which the Purchaser is subject. Notwithstanding the foregoing, nothing contained herein shall prevent the Purchaser and subsequent holders of Restricted Securities from transferring such securities in compliance with the provisions of SECTION 4 hereof. Each certificate for Restricted Securities shall be imprinted with a legend in substantially the following form:

          "The securities represented by this certificate were originally issued on February 14, 2002 and have not been registered under the Securities Act of 1933, as amended. The transfer of the securities represented by this certificate is subject to the conditions specified in the Stock Purchase Agreement, dated as of February 14, 2002 by and among the issuer (the "COMPANY") and certain investors, and the Company reserves the right to refuse the transfer of such securities until such conditions have been fulfilled with respect to such transfer. A copy of such conditions shall be furnished by the Company to the holder hereof upon written request and without charge."

          7D.    CONSENT TO AMENDMENTS. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Majority Member. No other course of dealing between the Company and the holder of any Stock or any delay in exercising any rights hereunder or under the Certificate of Incorporation shall operate as a waiver of any rights of any such holders. For purposes of this Agreement, shares of Stock held by the Company or any Subsidiaries shall not be deemed to be outstanding.

          7E.    SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by the Purchaser or on its behalf.

          7F.    SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the Purchaser's benefit as a purchaser or holder of Stock are also for the benefit of, and enforceable by, any subsequent holder of such Stock. The rights and obligations of the Purchaser under this Agreement and the agreements contemplated hereby may be assigned by the Purchaser at any time, in whole or in part, to any of its members or any successor thereto.

          7G.    GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. Where any accounting determination or calculation is required to be made under this Agreement or the exhibits hereto, such determination or calculation (unless otherwise provided) shall be made in accordance with generally accepted accounting principles, consistently applied, except that if because of a change in generally accepted accounting principles the Company would have to alter a previously utilized accounting method or policy in order to remain in compliance with generally accepted accounting principles, such determination or calculation shall continue to be made in accordance with the Company's previous accounting methods and policies.

          7H.    SEVERABILITY. Whenever possible, each provision of this
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          7I.    COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          7J.    ENTIRE AGREEMENT. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          7K.    DESCRIPTIVE HEADINGS; INTERPRETATION. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a section of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

          7L.    GOVERNING LAW. The corporate law of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

          7M.    NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Purchaser and to the Company at the address indicated below:

          IF TO THE COMPANY:

                 TSI Telecommunication Holdings, Inc.
                 201 North Franklin Street
                 Tampa, Florida 33602
                 Attention:  G. Edward Evans
                 Telephone:  (813) 273-3000
                 Facsimile:  (813) 273-4953

          AND

                 TSI Telecommunication Holdings, Inc.
                 201 North Franklin Street
                 Tampa, Florida 33602
                 Attention:  Robert Garcia, Jr.
                 Telephone:  (813) 273-3000
                 Facsimile:  (813) 273-4953

          WITH COPIES TO:

                 GTCR Fund VII, L.P.
                 GTCR Fund VII/A, L.P.
                 GTCR Co-Invest, L.P.
                 c/o GTCR Golder Rauner, L.L.C.
                 6100 Sears Tower
                 Chicago, Illinois 60606-6402
                 Attention:  David A. Donnini
                             Collin E. Roche
                 Telephone: (312) 382-2200
                 Facsimile: (312) 382-2201

          AND

                 Kirkland & Ellis
                 200 East Randolph Drive
                 Chicago, Illinois 60601
                 Attention: Stephen L. Ritchie
                 Telephone: (312) 861-2210
                 Facsimile: (312) 861-2200

          IF TO THE PURCHASER:

                 TSI Telecommunication Holdings, LLC
                 201 North Franklin Street
                 Tampa, Florida 33602
                 Attention:  G. Edward Evens
                 Telephone: (813) 273-3000
                 Facsimile: (813) 273-4953

          WITH COPIES TO:

                 GTCR Fund VII, L.P.
                 GTCR Fund VII/A, L.P.
                 GTCR Co-Invest, L.P.
                 c/o GTCR Golder Rauner, L.L.C.
                 6100 Sears Tower
                 Chicago, Illinois 60606-6402
                 Attention:  David A. Donnini
                             Collin E. Roche
                 Telephone: (312) 382-2200
                 Facsimile: (312) 382-2201

          AND

                 Kirkland & Ellis
                 200 East Randolph Drive
                 Chicago, Illinois 60601
                 Attention: Stephen L. Ritchie
                 Telephone: (312) 861-2210
                 Facsimile: (312) 861-2200

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                                    * * * * *

          IN WITNESS WHEREOF, the parties hereto have executed this Purchase Agreement on the date first written above.

                                            TSI TELECOMMUNICATION HOLDINGS, INC.

                                            By:   /s/ G. Edward Evans
                                            Name: G. Edward Evans
                                            Its:  Chief Executive Officer

                                            TSI TELECOMMUNICATION HOLDINGS, LLC

                                            By:   /s/ G. Edward Evans
                                            Name: G. Edward Evans
                                            Its:  Chief Executive Officer